EXHIBIT 99.1
BMW Vehicle Lease Trust 2000-A
Collection Period Ending: 3/31/03
Distribution Date: 4/25/03

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
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Balances
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                                                                           Initial        Period End
     Securitization Value                                             $1,547,538,089      $257,717,580
     Reserve Account                                                     $81,245,750      $101,338,519
     Class A-1 Notes                                                    $180,000,000                $0
     Class A-2 Notes                                                    $600,000,000                $0
     Class A-3 Notes                                                    $300,000,000                $0
     Class A-4 Notes                                                    $389,660,000      $179,839,491
     Subordinated Note                                                   $30,951,089       $30,951,089
     Class B Certificates                                                $46,927,000       $46,927,000

Current Collection Period
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Beginning Securitization Value                                          $335,603,995
Principal Reduction Amount                                               $77,886,414
Ending Securitization Value                                             $257,717,580

Calculation of Required 2000-A SUBI Collection Account Amount
      Collections
        Receipts of Monthly Payments                                      $7,015,039
        Sale Proceeds                                                    $17,012,112
        Termination Proceeds                                             $48,154,055
        Recovery Proceeds                                                 $1,126,809
        Total Collections                                                $73,308,015

        Servicer Advances                                                $25,195,248
        Reimbursement of Previous Servicer Advances                     ($20,494,645)

        Release from Reserve Account                                      $2,044,281

     Required 2000-A SUBI Collection Account Amount                      $80,052,900

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance             $49,373,195
     Current Period Monthly Payment Advance                                 $319,030
     Current Period Sales Proceeds Advance                               $24,876,219
     Current Reimbursement of Previous Servicer Advance                 ($20,494,645)
     Ending Period Unreimbursed Previous Servicer Advances               $54,073,798

Collection Account
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     Deposits to 2000-A SUBI Collection Account                          $80,052,900
     Withdrawals from 2000-A SUBI Collection Account
        Servicing Fees                                                      $279,670
        Note Distribution Account Deposit                                 $1,432,526
        Reserve Fund Deposit - Subordinated Noteholder Interest             $180,548
        Certificate Distribution Account Deposit                            $273,741
        Monthly Principal Distributable Amount                           $77,886,414
        Reserve Fund Deposit - Excess Collections                                 $0
        Payments to Transferor                                                    $0
     Total Distributions from 2000-A SUBI Collection Account             $80,052,900

Note Distribution Account
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     Amount Deposited from the Collection Account                        $79,318,941
     Amount Deposited from the Reserve Account                                    $0
     Amount Paid to Noteholders                                          $79,318,941

Certificate Distribution Account
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     Amount Deposited from the Collection Account                           $273,741
     Amount Deposited from the Reserve Account                                    $0
     Amount Paid to Certificateholders                                      $273,741


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Distributions
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     Monthly Principal Distributable Amount                          Current Payment    Ending Balance Per $1,000    Factor
     Class A-1 Notes                                                              $0                $0      $0.00     0.00%
     Class A-2 Notes                                                              $0                $0      $0.00     0.00%
     Class A-3 Notes                                                              $0                $0      $0.00     0.00%
     Class A-4 Notes                                                     $77,886,414      $179,839,491    $199.88    46.15%
     Subordinated Note                                                            $0       $30,951,089      $0.00   100.00%
     Class B Certificates                                                         $0       $46,927,000      $0.00   100.00%

     Interest Distributable Amount                                   Current Payment        Per $1,000
     Class A-1 Notes                                                              $0             $0.00
     Class A-2 Notes                                                              $0             $0.00
     Class A-3 Notes                                                              $0             $0.00
     Class A-4 Notes                                                      $1,432,526             $3.68
     Subordinated Note                                                      $180,548             $5.83
     Class B Certificates                                                   $273,741             $5.83

Carryover Shortfalls
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                                                                 Prior Period Carryover  Current Payment    Per $1,000
     Class A-1 Interest Carryover Shortfall                                       $0                $0         $0
     Class A-2 Interest Carryover Shortfall                                       $0                $0         $0
     Class A-3 Interest Carryover Shortfall                                       $0                $0         $0
     Class A-4 Interest Carryover Shortfall                                       $0                $0         $0
     Subordinated Note Interest Carryover Shortfall                               $0                $0         $0
     Certificate Interest Carryover Shortfall                                     $0                $0         $0

Reserve Account
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     Beginning Period Required Amount                                   $104,458,821
     Beginning Period Amount                                            $103,279,478
     Net Investment Earnings                                                $103,323
     Current Period Deposit                                                 $180,548
     Reserve Fund Draw Amount                                             $2,044,281
     Release of Excess Funds                                                      $0
     Ending Period Required Amount                                      $104,458,821
     Ending Period Amount                                               $101,519,067

Residual Value Losses
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                                                                      Current Period        Cumulative
     Net Sale Proceeds                                                   $57,077,270      $718,302,863
     Residual Values                                                     $62,588,427      $761,041,308
     Residual Value Losses                                                $5,511,158       $42,738,445

Receivables Data
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     Beginning of Period Lease Balance                                  $372,030,960
     End of Period Lease Balance                                        $286,641,306

     Delinquencies Aging Profile - End of Period Lease Balance         Dollar Amount        Percentage
        Current                                                         $270,185,863            94.26%
        1-29 days                                                        $13,772,317             4.80%
        30-59 days                                                        $2,270,118             0.79%
        60-89 days                                                          $243,988             0.09%
        90-119 days                                                          $92,881             0.03%
        120+ days                                                            $76,139             0.03%
        Total                                                           $286,641,306           100.00%
        Delinquent Receivables +30 days past due                          $2,683,126             0.94%

     Credit Losses                                                    Current Period        Cumulative
        Liquidated Lease Balance                                            $658,451       $17,901,517
        Liquidation Proceeds                                                $422,128       $12,785,273
        Recovery Proceeds                                                    $17,264          $594,800
        Net Credit Losses                                                   $219,059        $4,521,443


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NOTE:   Liquidation Proceeds includes proceeds received from repossessed vehicles otherwise included in "Sale Proceeds" or "Termination Proceeds." Recovery Proceeds includes the portion of "Recovery Proceeds" related to specified leases which have been charged-off.